The Phoenix Edge Series Fund

Phoenix Money Market Series

Supplement to the Prospectus dated May 1, 2009

On December 8, 2009, the Board of Trustees (“Board”) of The Phoenix Edge Series Fund (“Fund”) approved the Plan of Liquidation (“Plan”) of the Phoenix Money Market Series (“Series”) and voted to recommend to the Series’ shareholders that they approve the Plan.

The shareholders of the Series must approve the Plan before any transaction can take place. We expect these matters to be submitted for shareholder votes at a Special Meeting of Shareholders to be held on or about January 20, 2010, with the liquidation taking place at the end of the business day January 22, 2010. Those shareholders eligible to vote will receive voting instructions and information by mail.

Under the Plan, the Series will, by the liquidation date January 22, 2010: (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plan also provides that, as of the liquidation date, the Series will distribute its assets to shareholders by redeeming their shares for cash, and that the Fund will then wind up the Series’ operations and terminate its existence.

The proposed Series replacement in the Separate Account is Federated Prime Money Fund II. You will also be sent a copy of the current prospectus of the Federated Prime Money Fund II for your information.

Prior to the proposed liquidation, you may instruct us to transfer your contract value currently allocated to the Series into another investment option available under your Variable Contract if you do not wish your contract value to be allocated to the Federated Prime Money Fund II.

Dated: December 14, 2009	Please keep this supplement for future reference.

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